PROVISIONS	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
PROVISIONS	PROVISIONS
ACCOUNTING POLICY
Decommissioning and restoration costs
We use network and other assets on leased premises in some of our business activities. We expect to exit these premises in the future and we therefore make provisions for the costs associated with decommissioning the assets and restoring the locations to their original conditions when we have a legal or constructive obligation to do so. We calculate these costs based on a current estimate of the costs that will be incurred, project those costs into the future based on management's best estimates of future trends in prices, inflation, and other factors, and discount them to their present value. We revise our forecasts when business conditions or technological requirements change.

When we recognize a decommissioning liability, we recognize a corresponding asset in "property, plant and equipment" (as property, plant and equipment or a right-of-use asset, as applicable based on the underlying asset) and depreciate the asset based on the corresponding asset's useful life following our depreciation policies for property, plant and equipment and right-of-use assets, as applicable. We recognize the accretion of the liability as a charge to "finance costs" on the Consolidated Statements of Income.

Restructuring
We make provisions for restructuring when we have approved a detailed and formal restructuring plan and either the restructuring has started or management has announced the plan's main features to the employees affected by it. Restructuring obligations that have uncertain timing or amounts are recognized as "provisions"; otherwise they are recognized as accrued liabilities. All charges are recognized in "restructuring, acquisition and other" on the Consolidated Statements of Income (see note 11).

Onerous contracts
We make provisions for onerous contracts when the unavoidable costs of meeting our obligation under a contract exceed the benefits we expect to realize from it. We measure these provisions at the present value of the lower of the expected cost of terminating the contract or the expected cost of continuing with the contract. We recognize any impairment loss on the assets associated with the contract before we make the provision.

ESTIMATES
We recognize a provision when a past event creates a legal or constructive obligation that can be reasonably estimated and is likely to result in an outflow of economic resources. We recognize a provision even when the timing or amount of the obligation may be uncertain, which can require us to use significant estimates.

JUDGMENTS
Judgment is required to determine when we are subject to unavoidable costs arising from onerous contracts. These judgments may include, for example, whether a certain promise is legally binding or whether we may be successful in negotiations with the counterparty.
PROVISIONS DETAILS

(In millions of dollars)	Decommissioning liabilities	Other	Total

December 31, 2022	56	13	69
Additions	—	5	5
Provisions assumed (note 3)	6	—	6
Adjustments to existing provisions	(1)	(3)	(4)

December 31, 2023	61	15	76

Current (recorded in "other current liabilities")	9	13	22
Long-term	52	2	54

Decommissioning and restoration costs
Cash outflows associated with our decommissioning liabilities are generally expected to occur at the decommissioning dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will ultimately be required for these sites is uncertain.